UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2015
CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas 77002
(Addresses of principal executive offices and zip codes)

Registrant's telephone number, including area code: (713) 830-2000

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 7.01 — REGULATION FD
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On May 12, 2015, Calpine Corporation (the “Company”) announced the appointment of W.G. “Trey” Griggs III as the Company’s new Executive Vice President and Chief Commercial Officer effective June 1, 2015. Mr. Griggs, age 44, previously served as Managing Director at Goldman Sachs & Co (“Goldman”). For the past four years, Mr. Griggs led Goldman’s North American Energy Risk Management activities and its Houston Trading Office. Prior to that, he served in various roles in Goldman’s commodities group in New York since 2002. From 1995-2000 he was an attorney at law firms in Houston and Greenville, S.C. Mr. Griggs holds a Master of Business Administration degree from the Wharton School at the University of Pennsylvania, a Juris Doctor degree from the University of Houston School of Law and a Bachelor of Arts degree from Vanderbilt University.
In addition, on May 12, 2015, the Company announced that, effective August 1, 2015, Jim D. Deidiker, the Company’s Senior Vice President and Chief Accounting Officer, will be retiring. Mr. Deidiker intends to remain with the Company after his retirement date until March 15, 2016 in a consultative capacity to assist with the transition of his responsibilities as part of the Company’s succession plan.
Jeff Koshkin, currently the Company’s Vice President and Controller, will succeed Mr. Deidiker effective August 1, 2015 as the Company’s Senior Vice President and Chief Accounting Officer. Mr. Koshkin, age 40, joined the Company in 2008 and has served in a number of leadership roles including Controller for Commercial and Derivative Accounting and Controller for Corporate and Plant Accounting, as well as interim roles heading Financial Planning and Analysis and as Chief Risk Officer. Prior to joining the Company, Mr. Koshkin was a Senior Manager in the Regulatory and Capital Markets practice for Deloitte and Touche, LLP. Mr. Koshkin holds a Master’s degree in Professional Accounting from the University of Texas at Austin. He is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and the Texas Society of Certified Public Accountants.
There are no family relationships between any of the Company’s directors or officers and either of Messrs. Griggs or Koshkin. There were no arrangements or understandings by which either of Messrs. Griggs or Koshkin were appointed as an officer. Neither the Company nor any of its subsidiaries was involved in any transactions, and there are no currently proposed transactions, with either of Messrs. Griggs or Koshkin or their immediate family that are reportable pursuant to Item 404(a) of Regulation S-K.
ITEM 7.01 — REGULATION FD
On May 12, 2015, the Company issued a press release announcing the appointment of a new Chief Commercial Officer and the succession plan for the Chief Accounting Officer. A copy of the press release is furnished as Exhibit 99.1 herewith.
The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), nor shall it be deemed “incorporated by reference” into any filing under the Securities Act of 1933, as amended, or the 1934 Act, except as may be expressly set forth by specific reference in such filing.
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.1	Calpine Corporation Press Release dated May 12, 2015.*

__________

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ ZAMIR RAUF
Zamir Rauf
Executive Vice President and
Chief Financial Officer

May 12, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Calpine Corporation Press Release dated May 12, 2015.*
__________

*	Furnished herewith.